Presentation to Lenders (public) March 21, 2017 Privileged & Confidential Exhibit 99.1

Legal disclaimer 1 This presentation contains certain forward‐looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be made directly in this presentation. Some of the forward‐looking statements can be identified by the use of forward‐looking words. Statements that are not strictly historical in nature, including the words “anticipate,” “may,” “estimate,” “should,” “seek,” “expect,” “plan,” “believe,” “intend,” “will,” “project,” “might,” “could,” “would,” “continue,” “pursue,” and similar words, or the negatives or other variations of those words and comparable terminology, are intended to identify forward‐looking statements. Certain statements regarding the following particularly are forward‐looking in nature: Our business strategy; Future performance, developments, actions, new projects, market forecasts or projections and the outcome of contingencies; and Projected capital expenditures. All forward‐looking statements are based on our management’s current beliefs, assumptions and expectations of our future economic performance, taking into account the information currently available to it. These statements are not statements of historical fact. Forward‐looking statements are subject to a number of factors, risks, uncertainties and contingencies, some of which are not currently known to us, that may cause our actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial position. Although such forward‐looking statements have been prepared in good faith and are based on assumptions believed by our management to be reasonable, there is no assurance or guarantee that the expected results will be achieved. Our actual results may differ materially from the results discussed in forward‐looking statements. We make no representations or warranties as to the accuracy of any such forward-looking statements and we disclaim any obligation to update any forward-looking statements except as required by law. In addition, our discussion will include references to non-GAAP financial measures, including but not limited to EBITDAR, adj. financing EBITDAR, adj. financing EBITDA and recurring free cash flow. Such non-GAAP measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. They are used by management during the strategic review of performance. The results are not necessarily indicative of future performance or the results that would be achieved should the reorganization of Caesars Entertainment Operating Company, Inc., as currently contemplated, be successfully completed. See the Appendix to this presentation for a reconciliation of net income/loss to these non-GAAP measures. This presentation and all information provided or discussed in connection therewith are confidential and being provided to you for informational use solely in connection with your consideration of the financing transaction contemplated herein. Acceptance of these materials constitutes your agreement to hold the information contained herein in strict confidence in accordance with the confidentiality provisions agreed to by you in accepting the invitation to this meeting.

Rule 425 disclaimer (Important additional information) Pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of July 9, 2016, between CEC and Caesars Acquisition Company (“CAC”), as subsequently amended on February 20, 2017 (as amended, the “Merger Agreement”), among other things, CAC will merge with and into CEC, with CEC as the surviving company (the “Merger”). In connection with the Merger, CEC and CAC filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a preliminary joint proxy statement/prospectus, as well as other relevant documents concerning the proposed transaction. The registration statement has not yet become effective. After the registration statement is declared effective by the SEC, a definitive joint proxy statement/prospectus will be mailed to stockholders of CEC and CAC. Stockholders are urged to read the registration statement and joint proxy statement/prospectus regarding the Merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of such joint proxy statement/prospectus, as well as other filings containing information about CEC and CAC, at the SEC’s website (www.sec.gov), from CEC Investor Relations (investor.caesars.com) or from CAC Investor Relations (investor.caesarsacquisitioncompany.com). The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. CEC, CAC and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from CEC and CAC stockholders in favor of the business combination transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the CEC and CAC stockholders in connection with the proposed business combination transaction is set forth in the joint proxy statement/prospectus filed with the SEC on March 13, 2017 and the definitive proxy statement filed on March 24, 2016, respectively. You can obtain free copies of these documents from CEC and CAC in the manner set forth above.

Use of Non-GAAP measures The following non-GAAP measures will be used in the presentation and discussed on the conference call which this presentation accompanies: Adjusted EBITDAR and Adjusted EBITDAR Margin Adjusted EBITDA and Adjusted EBITDA Margin Definitions of these non-GAAP measures, reconciliations to their nearest GAAP measures, and the reasons management believes these measures provide useful information for investors, can be found in the Appendices to this presentation.

Attendees Eric Hession Executive Vice President & Chief Financial Officer Mary Beth Higgins Chief Financial Officer, Caesars Entertainment Operating Company Jacqueline Beato Senior Vice President, Finance & Treasurer Joyce Thomas Vice President, Finance & Assistant Treasurer Caesars Entertainment Corporation Michael KamrasManaging Director Jonathan MoneypennyManaging Director, Head of US Loan Capital Markets Credit Suisse

Agenda 1.Transaction overview 4.Key credit highlights 5.Historical financial performance 6. Syndication overview Appendix 2.Emergence overview 3.New CEOC overview 6 9 16 20 33 38 41

1. Transaction overview

Caesars Entertainment Operating Company, Inc. (“CEOC”) expects to emerge from bankruptcy in Q3 2017 Consensual restructuring plan was approved by all major creditor classes in December 2016 Confirmation plan was approved by the bankruptcy court in January 2017 Final emergence of restructured CEOC (“New CEOC”) remains subject to regulatory approval, completion of merger between Caesars Entertainment Corporation (“CEC”) and Caesars Acquisition Company (“CAC”) and receipt of emergence financing As part of the restructuring, CEOC will be reorganized into two distinct companies New CEOC: Operating company (“OpCo”) that will operate and/or manage 35 properties globally New REIT: Property owner (“PropCo”) that will own the real estate assets of 18 of the casinos operated by New CEOC in the U.S. New CEOC is seeking to raise a $1.4 billion senior secured credit facility, which will represent its only long-term corporate-level debt $200 million 5-year revolving credit facility $1,235 million 7-year term loan B Financing Overview Executive summary Note:“New CEC” refers to CEC following emergence of CEOC from bankruptcy and the completion of the merger with CAC. Bankruptcy Emergence Process New CEOC Company Overview

Pro forma New CEOC capitalization

CAESARS ENTERTAINMENT

($ in millions)

	New CEOC at emergence	
	Financial leverage	Lease-Adj. leverage
Capitalization		
Minimum cash	$300	$300
$200 million Revolver (undrawn at close)	–	–
Term Loan	1,235	1,235
Other debt[1]	44	44
Total OpCo debt	**$1,279**	**$1,279**
Lease adjustment (8x rent expense)	–	5,120
Total lease adjusted debt	**$1,279**	**$6,399**
Operating statistics		
2016 Adj. Financing EBITDAR[2]	$1,100	$1,100
Less: rent expense	(640)	–
2016 Adj. Financing EBITDA[2]	$460	$1,100
PF net cash interest expense	$51	$51
Plus: rent expense	–	640
PF fixed charges	$51	$691
Credit statistics		
Total OpCo debt / 2016 Adj. Financing EBITDA	2.8x	NA
Net OpCo debt / 2016 Adj. Financing EBITDA	2.1x	NA
Total lease-adj. debt / 2016 Adj. Financing EBITDAR	NA	5.8x
Net lease-adj. debt / 2016 Adj. Financing EBITDAR	NA	5.5x
2016 Adj. Financing EBITDA(R) / PF fixed charges	9.0x	1.6x

- Lease obligation capitalized using standard market convention of 8.0x annual rent expense, for illustrative purposes
- Finance obligation for leases with PropCo on New CEOC balance sheet is expected to be $5,030 million

- Conservative financial leverage relative to comparable gaming operators

- Lease adjusted leverage on par with other OpCo comparables

(1) Other debt includes Clark County bonds.
(2) Adj. Financing EBITDA(R) excludes Chester Downs and Baluma S.A. See EBITDA(R) reconciliation in Appendix for additional detail.

8

2. Emergence overview

CZR & CACQ merger Current CEC corporate structure (pre-emergence) Caesars Growth Partners, LLC (CGP) Caesars Entertainment Resort Properties, LLC (CERP) Caesars Entertainment Operating Company, Inc. (CEOC) 100% 89% 99.5% Harrah’s Philadelphia (Chester Downs) (Unrestricted Sub) 61% 39% (100% Voting Interest) (0% Voting Interest) Note: Simplified structure chart does not reflect the intermediate holding companies for each casino property. (1)Remaining 11% owned by employees and third party investors. CEOC split into OpCo & PropCo structure 1 2 Caesars Acquisition Company (Nasdaq: CACQ) Caesars Entertainment Corporation (Nasdaq: CZR) (1)

Post-emergence New CEC corporate structure



Existing Sponsors
Other shareholders
22%(1)
78%(1)
New CEC
(Nasdaq: CZR)
100%
100%
100%
Caesars Growth Partners, LLC (CGP)
1. Bally's Las Vegas
2. The Cromwell
3. Harrah's New Orleans
4. Horseshoe Baltimore(2)
5. Planet Hollywood Resort & Casino
6. The LINQ Hotel & Casino
7. Caesars Interactive Entertainment
New CEOC
(Borrower)
REIT-owned / CEOC-operated(3)
1. Caesars Palace Las Vegas
2. Harveys Lake Tahoe
3. Harrah's Lake Tahoe
4. Harrah's Reno
5. Bally's Atlantic City
6. Caesars Atlantic City
7. Harrah's North Kansas City
8. Harrah's Joliet
9. Harrah's Metropolis
10. Harrah's Council Bluffs
11. Horseshoe Council Bluffs
12. Horseshoe Hammond
13. Horseshoe So. Indiana
14. Horseshoe Tunica
15. Tunica Roadhouse
16. Harrah's Gulf Coast
17. Horseshoe Bossier City
18. Harrah's Louisiana Downs
International operations
1. Alea Glasgow
2. Alea Nottingham
3. The Casino at the Empire
4. Manchester235
5. Playboy Club London
6. Rendezvous Brighton
7. Rendezvous Southend-on-Sea
8. The Sportsman
9. Emerald Safari
Managed
1. Caesars Cairo
2. The London Clubs Cairo-Ramses
3. Caesars Windsor
4. Harrah's Ak-Chin
5. Harrah's Cherokee
6. Harrah's Cherokee Valley River
7. Harrah's Resort So. California
Caesars Entertainment Resort Properties, LLC (CERP)
1. Flamingo Las Vegas
2. Harrah's Atlantic City
3. Harrah's Las Vegas
4. Harrah's Laughlin
5. Paris Las Vegas
6. Rio All-Suites Hotel & Casino
7. LINQ Promenade and High Roller
8. Octavius Tower at Caesars Palace
11%
69%
20%
Caesars Enterprise Services, LLC (CES)(4)

Note: Simplified structure chart does not reflect the intermediate holding companies for each casino property.
(1) Ownership structure assumes no conversion of the approximately $1.19 billion of convertible notes to be issued by CEC post $1 billion buyback of CEC common stock.
(2) CGP owns 41% of Horseshoe Baltimore.
(3) Harrah's Philadelphia (Chester Downs) is 99.5% owned by New CEOC, but it is outside of the proposed restricted group and has therefore been excluded from the chart above.
(4) CES manages and provides certain corporate and administrative services for the CEOC, CERP and CGP properties.

11

Corporate relationship between New CEOC (OpCo) and the new REIT (PropCo) New CEOC(2)(3) (Borrower) $165mm annual lease payment $475mm annual lease payment (1)Initially comprised of First Lien Note Holders. (2)Joint and several tenant or guarantor of lease obligations. (3)Harrah’s Philadelphia (Chester Downs) is 99.5% owned by New CEOC, but it is outside of the proposed restricted group and has therefore been excluded from the chart above. (4)Other debt includes Clark County bonds. (5)See page 46 in the Appendix for detailed lease terms. Payment guarantee of all monetary lease obligations REIT Owners(1) Caesars Palace LV Real Estate Regional Properties Real Estate New CEC (NASDAQ: CZR) London Clubs International and other Managed Properties PropCo Key lease terms(5): Triple Net Lease 35 Year Term (including renewals) Senior Obligation Regional Properties Operations Caesars Palace LV Operations $200mm Revolver $1,235mmFirst Lien Term Loan $44mm Other debt(4)

New CEC will benefit from strong governance and balanced financial policies Board composition will reflect CEC’s diversified post-emergence equity ownership 11 member board with 8 independent directors Provides additional expertise and corporate oversight Revamped Board of Directors Emphasis on balance sheet and value creation 1 Disciplined approach to leverage and liquidity $1.235 billion of corporate debt at OpCo Reduced cost of capital New CEC’s management incentive plan will be linked to performance metrics focused on cash flow, earnings growth and return on investment Currently, compensation based primarily on EBITDA Under revamped structure, compensation will be tied to EBITDA, net income, economic value add, ROIC, FCF and EPS 2 1 2 3 2 Initial board seats 2 3 2 1 1 2 CAC/CEC 2L Bondholders 1L Bondholders 1L Banks and SGNs CEO Sponsor delegates 8 of 11 board members will be independent

Simplified New CEOC projected capital structure

CAESARS ENTERTAINMENT

Debt[1]

($ in billions)



$17.6
($16.3)
$1.3
12/31/16
At Emergence

Gross leverage[1][2]



16.0x
(13.2x)
2.8x
12/31/16
At Emergence

Fixed charges[3]

($ in millions)



$1,614
~($925)
$691
2016
At Emergence

Total debt at CEOC decreases significantly upon emergence

($ in millions)

	As of 12/31/16	
Existing CEOC debt[1]	**Amount**	**Maturity**
Extended revolver	$13	2017
Term Loan B-4	356	2016
Term Loan B-5	885	2017
Term Loan B-6	2,170	2017
Term Loan B-7	1,644	2017
First Lien Notes	2,061	2017
First Lien Notes	1,230	2020
First Lien Notes	2,951	2020
Second Priority Notes	4,485	2018
Second Priority Notes	750	2018
Guaranteed Senior Notes	479	2016
Senior Notes	297	2016
Senior Notes	233	2017
Other debt[4]	73	NA
Total CEOC	**$17,625**	

($ in millions)

New CEOC debt[1]	Amount	Maturity
$200mm Revolver	–	5 years
TL	1,235	7 years
Other debt	44	20 years
Total	**$1,279**	

(1) Excludes $330 million of debt at Chester Downs.
(2) Based on total OpCo debt excluding Chester Downs divided by Adj. Financing EBITDA for 2016.
(3) "2016" calculated as PF interest expense assuming no bankruptcy. "At emergence" calculated as PF interest expense based on anticipated tenure of CEOC facility and rent expense of $640 million in first year following emergence.
(4) Includes Clark County bonds, $4 million of Second-Priority Senior Secured Notes, capitalized leases and other.

14

Indicative regulatory and financing timeline Various aspects of the reorganization require prior approval in several jurisdictions where CEOC conducts business, including: Approval of the CAC/CEC merger Approval of the overall Reorganization Plan Approval of the Master Lease Agreement Approval of financing at the CEOC and/or REIT levels Licensing of REIT entities and certain REIT officers Licensing of New CEC Officers and Directors The conversion and/or merger of certain entities into LLCs Financing Merger process and regulatory approval of restructuring plan 15 Jan Feb Mar Apr May Jun Aug Outstanding regulatory Bank holiday Key date for loan syndication Jul

3. New CEOC overview

New CEOC is a leading regional & destination gaming company that has a presence across all major US markets Harrah’s Reno Harvey’s Lake Tahoe Harrah’s Lake Tahoe Caesars Palace Las Vegas Harrah’s N. Kansas City Louisiana Downs Horseshoe Bossier City Horseshoe Tunica Tunica Roadhouse Hotel & Casino Harrah’s Gulf Coast Horseshoe Southern Indiana Caesars Atlantic City Bally’s Atlantic City Harrah’s Philadelphia Harrah’s Council Bluffs Horseshoe Council Bluffs Harrah’s Metropolis Harrah’s Joliet Horseshoe Hammond Reno / Lake Tahoe Las Vegas Council Bluffs Kansas City Metropolis Chicago Philadelphia Tunica Shreveport / Bossier City Atlantic City Louisville Harrah's Ak-Chin Harrah's Resort Southern California Harrah's Cherokee Harrah's Cherokee Valley River REIT-owned / CEOC-operated CEOC-managed (1) (1) Harrah’s Philadelphia (Chester Downs) is outside of the proposed New CEOC credit group and will not be owned by PropCo.

New CEOC is a world-class, full-service gaming and entertainment operator Presence in Las Vegas market New CEOC will operate and/or manage 35 properties globally #1 or #2 market share in almost every major U.S. gaming market Industry-leading “fair share” in Las Vegas market Improving pricing power and market share in high-growth Las Vegas market First-class hospitality assets Highly diversified gaming and entertainment company ü ü ü ü Strong portfolio of brands and IP

New CEOC will continue to leverage benefit from brand recognition and customer loyalty of various Caesars brands Reflects brands associated with New CEOC Across regions Las Vegas Digital entertainment

4. Key credit highlights

Leading regional & destination gaming company with significant scale Highly diversified business by geography and product offering Attractive post-emergence capitalization and free cash flow Customer loyalty driven by powerful Total Rewards program Significant capital invested across property base Experienced & highly-successful management team 1 2 6 3 Key credit highlights 5 4

1 2016 EBITDA(R) 2016 net revenue # of properties ($ in millions) ($ in millions) Source:Public filings. (1)Includes Chester Downs and seven managed properties. (2)Pro forma for Isle of Capri acquisition. Represents LTM period ended 12/31/16 for Eldorado and 1/22/17 for Isle. (3) Pro forma for Meadows acquisition. (4) Reflects Adj. Financing EBITDAR excludes Chester Downs and Baluma S.A. See EBITDA(R) reconciliation in Appendix for additional detail. New CEOC is a best-in-class regional gaming operator with significant scale relative to its peers #1 #1 #1 (2) (2) (2) (1) (4) (3) (3) (3)

Entertainment Other Restaurants 2 Diversified revenue streams driven by unique offering of dining, entertainment and brand partnerships Focus on providing full entertainment package & driving non-gaming revenue High-ROI room renovations have driven ADR and occupancy, supporting hotel revenue growth and providing compelling ROI Additional expansion opportunities in the F&B and entertainment verticals provide upside value within the portfolio CEOC net revenue by vertical CEOC net revenue by region 17% 28% (1) Other includes managed revenue and international properties. (1) 2016 CEOC net revenue: $4.7bn 28% 26% 14% 9% 2016 CEOC net revenue: $4.7bn 13% 64%

3 Right-sized projected capital structure leads to strong free cash flow generation and yield

CAESARS ENTERTAINMENT

Debt[1]

($ in billions)



$17.6
($16.3)
$1.3
12/31/2016
At Emergence

Gross leverage[1][2]



16.0x
(13.2x)
2.8x
12/31/2016
At Emergence

Fixed charges[3]

($ in millions)



$1,614
~($925)
$691
12/31/2016
At Emergence

Pro forma free cash flow bridge[4]

($ in millions)



Company does not anticipate having to pay cash taxes during the first two years of operations, post-emergence
$1,100
$640
$460
$63
$220
Recurring FCF / Total debt: 14%
$177
2016 CEOC Adj. Financing EBITDAR
Less: Year 1 Rent
2016 CEOC Adj. Financing EBITDA
Less: Debt service(5)
Less: Capex
New CEOC 2016 pro forma free cash flow(6)

Resolution of CEOC's bankruptcy in 2017 will significantly improve New CEOC free cash flow and credit metrics

(1) Does not include Chester Downs.
(2) Based on total OpCo debt divided by Adj. financing EBITDA for 2016.
(3) "2016" calculated as PF interest expense assuming no bankruptcy. "At emergence" calculated as PF interest expense based on anticipated tenure of CEOC facility and rent expense of $640 million in first year following emergence.
(4) Bridge reflects Adj. Financing EBITDAR excludes Chester Downs and Baluma S.A. See EBITDA(R) reconciliation in Appendix for additional detail.
(5) Pro forma net cash interest expense and mandatory amortization associated with proposed term loan and Clark County bonds.
(6) 2016 pro forma free cash flow calculated as Adj. Financing EBITDA less capex and debt service.

24

New CEOC compares favorably to its OpCo peers Note:About nine o'clock the moon was sufficiently bright for me to proceed on my way and I had no difficulty in following the trail at a fast walk, and in some places at a brisk trot until, about midnight, I reached the water hole where Powell had expected to camp. I came upon the spot unexpectedly, finding it entirely deserted, with no signs of having been recently occupied as a camp. Significant advantages relative to other gaming OpCos: Large scale (more properties and greater EBITDAR) Significant presence on Las Vegas Strip Diversified revenue mix Leading Total Rewards loyalty program 3 (1) Reflects Adj. Financing EBITDAR excludes Chester Downs and Baluma S.A. See EBITDA(R) reconciliation in Appendix for additional detail. (2)Includes impact of Meadows acquisition to annual rent and EBITDAR. (3)Lease adj. debt includes total corporate debt plus the capitalized annual rent payments to PropCo. The capitalized lease is calculated using the market convention of 8x rent expense. 2016 EBITDA(R) 2016 net revenue breakdown by segment 2016 Total debt / EBITDA(R) 2016 EBITDAR / Rent versus peers ($ in millions) (3) (2) (2) Gaming Food, beverage and hotel Entertainment and other (1) (2)

3 New CEOC's lease terms are similar to those of other OpCos

CAESARS ENTERTAINMENT

Master lease in-line with peers

	CAESARS ENTERTAINMENT OPERATING COMPANY	Pinnacle Entertainment[1]	PENN NATIONAL GAMING, INC.
Initial Term	15 years	10 years	15 years
Renewals	Four 5-year renewals	Five 5-year renewals	Four 5-year renewals
Type	Triple Net	Triple Net	Triple Net
Initial Base Rent	Non-CPLV: $465m CPLV: $165m Golf-course: $10m	Building Rent: $289m Fixed Rent: $44m Variable Rent: $44m	Building Rent: $249m Fixed Rent: $92m Variable Rent: $96m
Annual Escalator	Non-CPLV: Higher of 2.0% and Change in CPI CPLV: Higher of 2.0% and Change in CPI	2.0% annually applied to Building Rent only	2.0% annually applied to Building Rent only
Escalation Begins	Non-CPLV: 6th Lease Year Applied to Base Rent CPLV: 2nd Lease Year Applied to Base Rent	2nd Lease Year	2nd Lease Year
Additional Lease Guarantors	New CEC Provides indirect support from CERP and CGPH to the payment and performance of New CEOC lease	Parent company Provides residual benefit from wholly owned, non-leased properties	Parent company Provides residual benefit from wholly owned, non-leased properties
Leased Properties	18[3]	14	18

(1) Excludes Meadows lease.
(2) Caesars Palace Las Vegas ("CPLV") subject to an escalator starting in 2nd lease year.
(3) Reflects U.S. properties that will be owned by PropCo and leased to New CEOC.

Projected lease payments from New CEOC

($ in millions)



$640
$640
$642
$645
$648
$652
$165
$165
$167
$170
$173
$177
$475
$475
$475
$475
$475
$475
2016PF
2017E
2018E
2019E
2020E
2021E
Regional Properties
CPLV(2)

26

4 CEC has an experienced & highly-successful management team that will continue to oversee New CEOC



Mark Frissora*
President & CEO
Joined: 2015
Experience: 38 years

- 38 years of business experience across all levels of management and functional roles
- Previously held CEO positions at Tenneco and The Hertz Corporation



Tom Jenkin
Global President
Joined: 1975
Experience: 41 years

- Former President of Operations at Caesars
- Prior senior management roles at Caesars properties across the U.S.



Eric Hession*
EVP & CFO
Joined: 2002
Experience: 19 years

- Former Senior Vice President of Finance and Treasurer at Caesars
- Prior roles at Merck and Company



Bob Morse*
President, Hospitality
Joined: 2014
Experience: 40 years

- Prior senior management roles at InterContinental Hotels Group and Noble Investment Group



Ruben Sigala*
EVP & CMO
Joined: 2005
Experience: 17 years

- Former Chief Analytics Officer at Caesars
- Prior roles at Princess Cruises and consultant at Ernst and Young



Les Ottolenghi*
EVP & CIO
Joined: 2016
Experience: 33 years

- Former Global Chief Information & Innovation Officer for Sands Corporation



Steven Tight
President, International Development
Joined: 2011
Experience: 34 years

- Prior senior management roles at Aquiva Development and the Walt Disney Company



Tim Donovan
EVP, General Counsel, Chief Regulatory & Compliance Officer
Joined: 2009
Experience: 36 years

- Former Senior Vice President at Caesars
- Prior senior management roles at Republic Services and Tenneco

* Shaded boxes represent members of senior management team who have joined Caesars, or are operating in a new position, since bankruptcy filing in January 2015.

27

Management’s focus on expense reduction has yielded significant growth in EBITDAR, particularly at CEOC CEOC has increasing operating margins across all business lines + 375 bps CEOC EBITDAR margin growth Rolling CEOC LTM EBITDAR(1) Chapter 11 filing -20% decline +42% recovery 4 + 780 bps $ in millions 2013 2016 2015 2014 Note: 2013-2014 restated to be pro-forma for the asset sales. (1)See EBITDA(R) reconciliation in Appendix for further detail. + 420 bps + 625 bps

CEC's operational initiatives have delivered record marketing efficiency and strong margin gains

- **Operational initiatives**
  - Implemented over 1,200 discrete operational initiatives to drive down costs and improve labor productivity
  - Applied highly-effective efficiency program with lean Sigma principles to (1) identify process efficiencies and (2) improve customer experience
- **Marketing programs**
  - Reduced enterprise-wide marketing spend relative to prior years' elevated levels
  - Enacted a more targeted approach on complimentary rewards, enhancing overall customer profitability

CEOC FTE rationalization[1]



23,563
21,932
21,339
~2,225 reduction (9%)
2014
2015
2016
Full-time equivalent employees

CEOC marketing efficiencies



27%
21%
21%
~600 bps reduction
2014
2015
2016
Marketing spend as a % of net revenue

(1) 2014-2016 FTE count includes CEOC's share of CES employees.

29

Caesars Palace $112mm New CEOC’s property portfolio is well-positioned following substantial capital investments / renovations 5 Horseshoe Tunica & Harrah’s Gulf Coast ~$17mm CEOC hotel renovation and F&B refresh capex Select CEOC property refresh Strong RevPAR(1) growth at CEOC since 2013 Q1 Q4 Q3 Q2 $128 $140 $149 $143 $129 $145 $155 $135 $133 $120 ($ in millions) (1)RevPAR calculated by multiplying cash ADR by occupancy rate. (2)Represents rooms renovated since 2015. ~11,160 total hotel rooms across CEOC. $97 $108 Cumulative % of hotel room renovations at CEOC(2)

Selected expansion projects Opening of Bacchanal Buffet at Caesars Palace Las Vegas Opening of Nobu Tower & Restaurant Harrah’s Council Bluffs and Harrah’s Metropolis land-based move Major renovation of Roman and Augustus Towers at Caesars Palace Las Vegas Renovation of Temple Tower at Caesars Atlantic City and rebranding to Forum Tower Renovation of hotel rooms at Horseshoe Tunica and Harrah’s Gulf Coast Significant capital has been invested in New CEOC’s regional properties over the past four years Note:About nine o'clock the moon was sufficiently bright for me to proceed on my way and I had no difficulty in following the trail at a fast walk, and in some places at a brisk trot until, about midnight, I reached the water hole where Powell had expected to camp. I came upon the spot unexpectedly, finding it entirely deserted, with no signs of having been recently occupied as a camp. CEOC has continued to invest meaningful capital across regional properties (Non-Las Vegas Strip) Completion year 2012 2013 2013 2016 2016 2016 CEOC capital expenditures: Regional vs. Caesars Palace Investment $17 million $36 million $16 million $112 million $15 million $17 million 5 (52%) (48%) ($ in millions, % of total annual capex) (37%) (63%) (16%) (84%) (12%) (88%) Designates expansion projects at regional properties. (1)2013 and 2014 include corporate capital expenditures that were moved out of CEOC following the formation of CES. (1) (1)

6 Caesars' brand loyalty and Total Rewards program enable it to outperform competitors across markets

CAESARS ENTERTAINMENT

Enterprise-wide PR and advertising enables New CEOC to achieve +100% fair share



CAESARS
HORSESHOE
Harrah's
"Fair Share" 100%
238%
97%
210%
191%
131%
124%
122%
121%
119%
101%
Las Vegas Strip
Atlantic City
Tunica
Bossier
S. Indiana
Biloxi
Taho / Reno
Kansas City
Joliet
Iowa

Benefit from participating in CEC's Total Rewards network

(12 Months Post vs. 12 Months Prior)

- Total Rewards' "network effect" has a powerful impact on property performance



+232%
+ 49%
+23%
+27%
+26%
+19%
+14%
+5%
Planet Hollywood (acquired 2009)
Flamingo (acquired 2006)
EBITDA
Gaming revenue
Retail revenue
Dining revenue

CEC's Total Rewards active database increase in customer spend

(2016 vs. 2015)

- ~53% of revenues generated by Total Rewards members
- Focus on high-value customers driving growth in VIP and VVIP segments of the database



+1%
+2%
+ 5%
All
Casino(1)
VIP

Total Rewards loyalty program enhances customer engagement and consolidates play

Note: Fair share defined as CEOC GGR as a % of total market GGR divided by CEOC gaming unit count as a % of total market gaming unit count. Las Vegas, Atlantic City, Tunica, Tahoe / Reno fair share calculated using net GGR.

(1) Casino represents all rated players.

32

5. Historical financial performance

CEOC annual consolidated financial summary

CAESARS ENTERTAINMENT

Net revenue


($ in millions)
Chapter 11 filing
$4,880
$4,906
$4,816
$4,714
$4,702
2012
2013
2014
2015
2016

- Net revenue has primarily been impacted by soft gaming in Atlantic City and the Southeast gaming market
  - Gaming revenue declines offset increases in hotel revenues from a strong Las Vegas market and room renovations across the property portfolio
- 2016 includes $83.5 million payment received in connection with the termination of the ROC Ohio management agreement

Adj. EBITDAR(1) and margin


($ in millions)
Chapter 11 filing
$1,141
$1,025
$819
$1,130
$1,167
23%
21%
17%
24%
25%
2012
2013
2014
2015
2016
Adj. EBITDAR
Margin

- Despite the slight decline in revenue over the past three years, Adj. EBITDAR increased +40% since 2014 due to the focus on efficiency initiatives, including marketing and labor savings, as well as improvement in hospitality growth
  - CEOC's high-margin hospitality business has increased due to a favorable shift from comp to cash and a strong increase in RevPAR
  - ~$55 million of increase in Adj. EBITDAR from 2014 to 2015 attributable to favorable gaming hold
- 2016 Adj. EBTIDAR excludes termination payment related to ROC Ohio

Adj. EBITDAR(1) - capex


($ in millions)
Chapter 11 filing
$966
$803
$596
$985
$948
2012
2013
2014
2015
2016

- $44 million increase in capex from 2015 to 2016
- Major recent renovations in 2016:
  - Roman and Augustus Towers at Caesars Palace
  - Temple Tower at Caesars Atlantic City
  - Hotel rooms at Horseshoe Tunica and Harrah's Gulf Coast

Note: 2012-2014 restated to be pro-forma for the asset sales.
(1) See EBITDA(R) reconciliation in Appendix for further detail.

34

CEOC revenue by product CEOC net revenue by region CEOC net revenue breakdown by region and product ($ in millions) ($ in millions) (1)Other includes managed and international property revenue. (2)Other includes entertainment and managed property revenue. (1) (2)

Note:About nine o'clock the moon was sufficiently bright for me to proceed on my way and I had no difficulty in following the trail at a fast walk, and in some places at a brisk trot until, about midnight, I reached the water hole where Powell had expected to camp. I came upon the spot unexpectedly, finding it entirely deserted, with no signs of having been recently occupied as a camp. Source:Company financials / filings. Note: Greater than -2.0% difference / between -2.0% – +2.0% difference / Greater than +2.0% difference Pre-emergence CEOC only reported EBITDA due to absence of rent expense; Post-emergence CEOC will report EBTIDAR. CEOC, Penn and Pinnacle based on EBITDAR above. (1)Adjustment excludes Harrah’s Philadelphia and Atlantic City CEOC properties. (2)Managed / other margins depressed due to reimbursed expenses of managed properties and Rock Ohio fee. (3)Reflect Las Vegas-only property EBITDA margins. Las Vegas EBITDAR margin differential v. large cap competitors +290 bps differential 2016 CEOC Adj. EBITDA(R) margin bridge Regional EBITDAR margin differential v. regional competitors Caesars Palace Las Vegas (CPLV) benefits from property EBITDA margins of 33.8%, +450 bps higher than other large-cap peers in the Las Vegas market Margins also comp favorably to MGM and Sands when looking at consolidated domestic operations CEOC’s regional margins are negatively impacted by its East region exposure Atlantic City has one of the highest property tax rates in the US Slot revenue in Philadelphia gaming market subject to a 55% tax rate CEOC’s EBITDA margin compares favorably to its peers (3) (3) (3) EBITDA(R) margin ~34% ~16% NA ~20% ~25% ~28% (1) New CEOC consolidated New CEOC Regional Properties (2)

CEOC historical capital expenditures

- Throughout the bankruptcy, CEOC continued to invest significant amounts of capital across its property base
- Capex has been spent to refresh existing hotel rooms as well as to update F&B venues and modernize the slot product
  - Slot capex during 2013 reflects IGT video poker contract upgrade across all CEOC properties
  - Food & beverage and hotel renovation capex in 2014 includes the Nobu Restaurant and Tower at Caesars Palace Las Vegas
  - Hotel renovation capex during 2015 and 2016 includes key renovation projects at Caesars Palace Las Vegas, Temple Tower at Caesars Atlantic City and other regional properties

CEOC capital expenditures



($ in millions)
$222
$94
$22
$12
$95
$223
$30
$46
$6
$141
$145
$14
$15
$70
$46
$220
$9
$4
$98
$109
~$215
Capex is expected to average ~4 – 5% of net revenue
2013(1)
2014(1)
2015
2016
Target Capex
% of Net revenue
4.5%
4.5%
3.1%
4.7%
% of Adj. EBITDAR
21.6%
27.2%
12.9%
18.8%
General capex
Hotel renovation capex
F&B capex
Slot capex

(1) 2013 and 2014 include corporate capital expenditures that were moved out of CEOC following the formation of CES.

37

6. Syndication overview

Indicative regulatory and financing timeline Date Event March 21st, 2017 Lenders’ meeting April 4th, 2017 Lender commitments due April 7th, 2017 Allocate term loan Q3 2017 Estimated bankruptcy emergence effectiveness Close CAC / CEC merger Close CEOC debt financing Bank holiday Key date

Appendix

Detailed CEOC historical financials Note:About nine o'clock the moon was sufficiently bright for me to proceed on my way and I had no difficulty in following the trail at a fast walk, and in some places at a brisk trot until, about midnight, I reached the water hole where Powell had expected to camp. I came upon the spot unexpectedly, finding it entirely deserted, with no signs of having been recently occupied as a camp. Source:Company financials. Note: 2013-2014 restated to be pro-forma for the asset sales. In accordance with U.S. GAAP, direct operating expenses for Food & Beverage, Lodging, and Other are each adjusted for an estimated cost of providing casino promotional allowances. The effect of this adjustment, as well as the amount of revenue associated with those promotional allowances in the gross revenue amounts, are not included in the margin calculations on page 28.

CEOC EBITDA reconciliation Note:About nine o'clock the moon was sufficiently bright for me to proceed on my way and I had no difficulty in following the trail at a fast walk, and in some places at a brisk trot until, about midnight, I reached the water hole where Powell had expected to camp. I came upon the spot unexpectedly, finding it entirely deserted, with no signs of having been recently occupied as a camp. 1 2 3 4 5 6 MD&A Primarily related to professional fees and reorganization items related to the CEOC bankruptcy Impairment related to continued weakness in visitation across select markets resulting largely from increased regional competition Adjustment to remove benefit of properties sold in 2014 (Bally’s Las Vegas, the Cromwell, The LINQ Hotel and Casino and Harrah’s New Orleans) as well as to include the benefit of properties closed in 2014 (Showboat Atlantic City and Harrah’s Tunica) Other includes adjustment to remove ROC Ohio termination payment in 2016 Chester Downs is an unrestricted subsidiary with its own capital structure and has therefore been excluded from Adj. Financing EBITDAR Excludes non-cash EBITDA related to ownership interest in Baluma S.A. (non-guarantor), which owns and operates a casino in Uruguay (offset to above add-back) 1 2 3 5 6 4 Note:Amounts may not foot due to rounding.

CEOC net revenue reconciliation Note:About nine o'clock the moon was sufficiently bright for me to proceed on my way and I had no difficulty in following the trail at a fast walk, and in some places at a brisk trot until, about midnight, I reached the water hole where Powell had expected to camp. I came upon the spot unexpectedly, finding it entirely deserted, with no signs of having been recently occupied as a camp. 1 2 MD&A CEOC completed the sale of four properties (The Cromwell, The LINQ Hotel, Bally's Las Vegas, and Harrah's New Orleans) to CGP LLC in May 2014, following the sale of Planet Hollywood Resort & Casino in October 2013 CEOC sold a portion of its equity interest in Conrad Punta del Este Resort & Casino ("Conrad") in Q2 2013. As a result of the transaction, CEOC no longer consolidates the Conrad's results of operations, but accounts for it as an equity method investment 1 2

CEOC margin reconciliation Note:About nine o'clock the moon was sufficiently bright for me to proceed on my way and I had no difficulty in following the trail at a fast walk, and in some places at a brisk trot until, about midnight, I reached the water hole where Powell had expected to camp. I came upon the spot unexpectedly, finding it entirely deserted, with no signs of having been recently occupied as a camp.

Lease term overview (preliminary, not final) Note:About nine o'clock the moon was sufficiently bright for me to proceed on my way and I had no difficulty in following the trail at a fast walk, and in some places at a brisk trot until, about midnight, I reached the water hole where Powell had expected to camp. I came upon the spot unexpectedly, finding it entirely deserted, with no signs of having been recently occupied as a camp.   Non-CPLV Lease CPLV Lease Initial Term 15 years 15 years Renewals Four 5-year renewals Four 5-year renewals Type Triple Net Triple Net Initial Base Rent $465m $165m Annual Escalator Higher of 2.0% and Change in CPI Higher of 2.0% and Change in CPI Commencement of Annual Escalator 6th Lease Year Applied to Base Rent 2nd Lease Year Applied to Base Rent Timing of Rent Resets 8th and 11th Lease Years, and the first year of each Renewal Term 8th and 11th Lease Years, and the first year of each Renewal Term Structure Lease Years 1-7: Initial Base Rent, subject to Annual Escalator beginning 6th Lease Year Lease Years 8-10: Base Rent equal to 70% of Rent for 7th Lease Year, subject to Annual Escalator, plus Initial Percentage Rent as defined below 11th Lease Year and Beyond: Base Rent equal to 80% of Rent for 10th Lease Year, subject to Annual Escalator, plus Secondary Percentage Rent as defined below Lease Years 1-7: Initial Base Rent, subject to Annual Escalator beginning 2nd Lease Year 8th Lease Year and Beyond: Base Rent equal to 80% of Rent for 7th Lease Year, subject to Annual Escalator, plus Initial Percentage Rent as defined below Percentage Rent Initial Percentage Rent: 30% of Rent for 7th Lease Year, plus 19.5% of change in Annual Non-CPLV Facilities Net Revenue (From Lease Year 0 to Lease Year 7) Secondary Percentage Rent: 20% of Rent for 10th Lease Year, plus 13.0% of change in Annual Non-CPLV Facilities Net Revenue (From Lease Year 7 to Lease Year 10) Initial Percentage Rent: 20% of Rent for 7th Lease Year, plus 13.0% of change in Annual CPLV Facility Net Revenue (From Lease Year 0 to Lease Year 7) 11th Lease Year Adjustment: Equal to the Initial Percentage Rent, plus 13.0% of change in Annual CPLV Facility Net Revenue (From Lease Year 7 to Lease Year 10) Golf Course Use Agreement $10m Membership fee, subject to Annual Escalator beginning 6th Lease Year and a $3m use fee, subject to the Annual Escalator beginning second Lease Year CEC Lease Guarantee CEC will guaranty the payment and performance of all monetary obligations of OpCo under the Leases. CEC will guaranty the payment and performance of all monetary obligations of OpCo under the Leases.

Notes to Non-GAAP information Note:About nine o'clock the moon was sufficiently bright for me to proceed on my way and I had no difficulty in following the trail at a fast walk, and in some places at a brisk trot until, about midnight, I reached the water hole where Powell had expected to camp. I came upon the spot unexpectedly, finding it entirely deserted, with no signs of having been recently occupied as a camp. Adjusted EBITDA and / or Adjusted EBITDAR is defined as EBITDA or EBITDAR further adjusted to exclude certain non-cash and other items as exhibited in the above reconciliation, and is presented as a supplemental measure of CEC’s performance. Management believes that Adjusted EBITDA and Adjusted EBITDAR provide investors with additional information and allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of CEC. In addition, compensation of management is in part determined by reference to certain of such financial information. As a result, we believe this supplemental information is useful to investors who are trying to understand the results of CEC. Adjusted EBITDA(R) Margin is the ratio of Adjusted EBITDA(R) to Net Revenue and is presented for the same reasons as Adjusted EBITDA noted above. Because not all companies use identical calculations, the presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.